Oil and Gas Properties	12 Months Ended
Dec. 31, 2012
Oil and Gas Property [Abstract]
Oil and Gas Properties

NOTE 4 – OIL AND GAS PROPERTIES

The Company holds oil and gas leases in California and Ohio. The oil and gas leases are classified as unproved properties due to the limited oil and gas production from the properties. The Company recorded impairment of its oil and gas properties in the amount of $579,963 and $0 as of December 31, 2012 and 2011 respectively.

During the year ended December 31, 2012, the Company sold interests in its oil and gas properties for $75,000. The sales were recorded as a reduction in the basis in the properties and no gain or loss was recognized on the transactions.